Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 30, 2025, is made and entered into by and between Cipher Mining Inc., a Delaware corporation (“Cipher”), and Star Beacon LLC (“SoftBank” and, together with any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Subscriber” and collectively, the “Subscribers”).

RECITALS

WHEREAS, on January 30, 2025, Cipher entered into a subscription agreement (the “Subscription Agreement”) with SoftBank, pursuant to which SoftBank agreed to subscribe for and purchase from Cipher, and Cipher agreed to issue and sell to the Subscribers, an aggregate of 10,438,413 shares (the “Acquired Shares”) of Cipher’s newly issued common stock, par value $0.001 per share (the “Cipher Common Stock”), for an aggregate purchase price of $50,000,000;

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. Capitalized terms used but not otherwise defined in this Article I or elsewhere in this Agreement shall have the meanings ascribed to such terms in the Subscription Agreement.

“Acquired Shares” shall have the meaning given in the Recitals hereto.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of Cipher, after consultation with counsel to Cipher, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) Cipher has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of Cipher.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the Borough of Manhattan, The City of New York or Tokyo, Japan are authorized or obligated by law or executive order to close.

“Cipher” shall have the meaning given in the Preamble.

“Cipher Common Stock” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demand Requesting Holder” shall have the meaning given in subsection 2.2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Filing Deadline” shall have the meaning given in subsection 2.1.1.

“Form S-3” shall have the meaning given in subsection 2.3.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.3.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the light of the circumstances under which they were made) not misleading.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean: (a) the Acquired Shares; (b) any capital stock of Cipher issued or issuable with respect to any Acquired Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; and (c) any securities into which the shares described in clauses (a) or (b) may be converted or exchanged pursuant to any merger, consolidation, sale of assets, corporate conversion or other extraordinary transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Cipher and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) with respect to Registrable Securities held by any Subscriber, together with its Affiliates, the later to occur of (A) the three (3) year anniversary of the date of this Agreement and (B) the date on which such Subscriber, together with its Affiliates, is permitted to sell such securities without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume, manner of sale or other restrictions or limitations and without compliance with the current public reporting requirements set forth under Rule 144(i)(2)); or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Cipher Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for Cipher;

(e) reasonable fees and disbursements of all independent registered public accountants of Cipher incurred specifically in connection with such Registration; and

(f) reasonable fees and expenses of one (1) legal counsel selected by the Subscribers initiating a Takedown Request or a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Subscriber” or “Subscribers” shall have the meaning given in the Preamble.

“Subscription Agreement” shall have the meaning given in the Recitals.

“Takedown Prospectus Supplement” shall have the meaning given in subsection 2.1.1.

“Takedown Request” shall have the meaning given in subsection 2.1.1.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration (including pursuant to Takedown Prospectus Supplement) in which securities of Cipher are sold to one or more Underwriters for reoffering to the public, including, but not limited to, through a “block trade,” “bought deal,” or “overnight transaction” or other block sale to a financial institution conducted as an underwritten public offering.

ARTICLE II

REGISTRATIONS

2.1 Shelf Registration.

2.1.1 General. As soon as reasonably practicable following the date hereof, and in any event no later than the later of (i) the 30th calendar day following the date hereof (or if such day is not a Business Day, the next following Business Day) and (ii) the 5th calendar day following the date the Company files its annual report on Form 10-K for its fiscal year ended December 31, 2024 (or if such day is not a Business Day, the next following Business Day) (the “Filing Deadline”), Cipher shall file, and shall thereafter use its reasonable best efforts to make and keep effective (including by renewing or refiling upon expiration), a Registration Statement permitting the resale from time to time on a delayed or continuous basis pursuant to Rule 415 by the Subscribers of the Registrable Securities. Thereafter, Cipher shall, as promptly as reasonably practicable following the written request of any Subscriber or group of Subscribers (each, a “Shelf Requesting Holder” and, collectively, the “Shelf Requesting Holders”) for a resale of Registrable Securities (a “Takedown Request”), file a prospectus supplement (a “Takedown Prospectus Supplement”) to such Registration Statement filed under Rule 424 with respect to resales of the Registrable Securities pursuant to the intended method of distribution thereof by the Shelf Requesting Holder(s), and to the extent such Takedown Prospectus Supplement is not automatically effective upon filing, shall use its reasonable best efforts to cause such Takedown Prospectus Supplement to be declared effective under the Securities Act promptly after the filing thereof. Notwithstanding anything to the contrary herein, under no circumstances shall Cipher be obligated (i) to file a Takedown Prospectus Supplement in respect of the resale of Registrable Securities involving gross proceeds of less than $15,000,000 or (ii) to file more than one (1) Takedown Prospectus Supplement under this Section 2.1 with respect to any or all Registrable Securities. The Takedown Request shall specify the kind and aggregate amount of Registrable Securities to be registered and the intended methods of distribution.

2.1.2 Underwritten Takedown. Subject to the provisions of subsection 2.1.3 and Section 2.4 hereof, if the Shelf Requesting Holder(s) so advise Cipher as part of their Takedown Request that the offering of the Registrable Securities pursuant to such Takedown Prospectus Supplement shall be in the form of an Underwritten Offering, then the right of the Shelf Requesting Holder(s) to include their Registrable Securities in such Takedown Request shall be conditioned upon the Shelf Requesting Holders’ participation in such Underwritten Offering and the inclusion of the Registrable Securities in such Underwritten Offering to the extent provided herein. In such event, the Shelf Requesting Holders holding the majority of the Registrable Securities to be included in such Underwritten Offering will have the right to select one or more managing Underwriters for such Underwritten Offering, provided that such Underwriter is reasonably satisfactory to Cipher. Cipher and the Shelf Requesting Holders shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering.

2.1.3 Reduction of Underwritten Takedown. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Takedown Request, in good faith, advises Cipher and the Shelf Requesting Holders in writing that the dollar amount or number of Registrable Securities that the Shelf Requesting Holders desire to sell, taken together with all other shares of Cipher Common Stock or other equity securities that Cipher desires to sell and shares of Cipher Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Cipher shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities that the Shelf Requesting Holders have requested be included in such Underwritten Registration that can be sold without exceeding the Maximum Number of Securities and, if such Registrable Securities exceed the Maximum Number of Securities, pro rata based on the relative number of Registrable Securities then held by each Shelf Requesting Holder (provided that any securities thereby allocated to a Shelf Requesting Holder that exceed such participating Shelf Requesting Holder’s request shall be reallocated among the remaining participating Shelf Requesting Holders in like manner); (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), shares of Cipher Common Stock or other equity securities that Cipher desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), shares of Cipher Common Stock or other equity securities of other persons or entities that Cipher is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.4 Takedown Withdrawal. Each Shelf Requesting Holder shall have the right to withdraw from a Takedown Request for any or no reason whatsoever upon written notification to Cipher and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration at least three (3) Business Days prior to the filing of a Takedown Prospectus Supplement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Takedown Request.

2.2 Demand Registration.

2.2.1 Request for Registration. At any time that the Registration Statement required pursuant to Section 2.1 shall not be available for the resale of the Registrable Securities (excluding the period between the date hereof and the Filing Deadline), including if for any reason Cipher shall be ineligible to maintain or use such Registration Statement, any Subscriber or group of Subscribers, subject to the other provisions hereof, including subsection 2.1.4 and Section 2.4 hereof, may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). Promptly upon receipt of any Demand Registration (but in no event more than five (5) Business Days thereafter), Cipher shall notify, in writing, all other Subscribers of such Demand Registration, and each Subscriber who thereafter wishes to include all or a portion of such Subscriber’s Registrable Securities in a Registration pursuant to the Demand Registration (each such Subscriber that includes all or a portion of such Subscriber’s Registrable Securities in such Registration, a “Demand Requesting Holder”) shall so notify Cipher, in writing, within five (5) Business Days after the receipt by the Subscriber of the notice from Cipher. Upon receipt by Cipher of any such written notification from a Demand Requesting Holder to Cipher, such Demand Requesting Holder shall be entitled to have their Registrable Securities included in a Registration pursuant to the Demand Registration. Cipher shall file, as soon thereafter as practicable, but not more than thirty (30) days immediately after Cipher’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Subscribers pursuant to such Demand Registration. Under no circumstances shall Cipher be obligated to effect more than one (1) Registration pursuant to a Demand Registration in any six (6) month period under this Section 2.2.1 with respect to any or all Registrable Securities.

2.2.2 Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) Cipher has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (A) such stop order or injunction is removed, rescinded or otherwise terminated, and (B) the Subscribers holding the majority of the Registrable Securities included in such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify Cipher in writing, but in no event later than five (5) days after such stop order or injunction is removed, rescinded or otherwise terminated, of such election; and provided, further, that Cipher shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.2.3 Underwritten Offering. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, if the Subscribers so advise Cipher as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of the Subscribers to include their Registrable Securities in such Registration shall be conditioned upon the Subscribers’ participation in such Underwritten Offering and the inclusion of the Registrable Securities in such Underwritten Offering to the extent provided herein. In such event, the Subscribers holding the majority of the Registrable Securities to be included in such Underwritten Offering will have the right to select one or more managing Underwriters for such Underwritten Offering, provided that such Underwriter is reasonably satisfactory to Cipher. Cipher and the Subscribers shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering.

2.2.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises Cipher and the Subscribers in writing that the dollar amount or number of Registrable Securities that the Subscribers desire to sell, taken together with all other shares of Cipher Common Stock or other equity securities that Cipher desires to sell and shares of Cipher Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the Maximum Number of Securities, then Cipher shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities that the Subscribers have requested be included in such Underwritten Registration that can be sold without exceeding the Maximum Number of Securities and, if such Registrable Securities exceed the Maximum Number of Securities, pro rata based on the relative number of Registrable Securities then held by each participating Subscriber (provided that any securities thereby allocated to a participating Subscriber that exceed such participating Subscriber’s request shall be reallocated among the remaining participating Subscribers in like manner); (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), shares of Cipher Common Stock or other equity securities that Cipher desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), shares of Cipher Common Stock or other equity securities of other persons or entities that Cipher is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.2.5 Demand Registration Withdrawal. Each Demand Requesting Holder shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to Cipher and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration at least three (3) Business Days prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration.

2.3 Piggyback Registration.

2.3.1 Piggyback Rights. If, at any time on or after the date hereof, Cipher proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of persons other than the Subscribers, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Cipher’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of Cipher, (iv) for a “registered direct” offering (whether or not underwritten), (v) for an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, or (v) for a dividend reinvestment plan, then Cipher shall give written notice of such proposed filing to the Subscribers as soon as reasonably practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to the Subscribers the opportunity to register the sale of such number of Registrable Securities as the Subscribers may request in writing within five (5) Business Days after receipt of such written notice (such Registration a “Piggyback Registration”). Cipher shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Subscribers pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Cipher included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The Subscribers shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by Cipher. Cipher shall have the right to terminate or withdraw any Registration initiated by it under this Section 2.2.1 before the effective date of such Registration Statement, whether or not the Subscribers have elected to include Registrable Securities in such Registration.

2.3.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises Cipher and the Subscribers participating in the Piggyback Registration in writing that the dollar amount or number of shares of Cipher Common Stock that Cipher desires to sell, taken together with

(i) the shares of Cipher Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Subscribers, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Cipher Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of Cipher, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for Cipher’s account, Cipher shall include in any such Registration (i) first, the shares of Cipher Common Stock or other equity securities that Cipher desires to sell, which can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the Subscribers exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, which can be sold without exceeding the Maximum Number of Securities, and, if such Registrable Securities exceed the Maximum Number of Securities, pro rata based on the relative number of Registrable Securities then held by each participating Subscriber (provided that any securities thereby allocated to a participating Subscriber that exceed such participating Subscriber’s request shall be reallocated among the remaining participating Subscribers in like manner); and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Cipher Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of Cipher, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is as a result of a demand pursuant to a contractual right of persons or entities other than the Subscribers, then Cipher shall include in any such Registration (i) first, the shares of Cipher Common Stock or other equity securities, if any, of such demanding persons or entities, which can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Subscribers exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, which can be sold without exceeding the Maximum Number of Securities, and, if such Registrable Securities exceed the Maximum Number of Securities, pro rata based on the relative number of Registrable Securities then held by each participating Subscriber (provided that any securities thereby allocated to a participating Subscriber that exceed such participating Subscriber’s request shall be reallocated among the remaining participating Subscribers in like manner); (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Cipher Common Stock or other equity securities for the account of other persons or entities that Cipher is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities, solely to the extent that such written contractual arrangements provide that such securities shall be sold prior to the shares of Cipher Common Stock or other equity securities that Cipher desires to sell; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Cipher Common Stock or other equity securities that Cipher desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.3.3 Piggyback Registration Withdrawal. The Subscribers shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to Cipher and the Underwriter or Underwriters (if any) of their intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration (or in the case of an Underwritten Registration pursuant to Rule 415, at least two (2) Business Days prior to the time of pricing of the applicable offering). Cipher (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, Cipher shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.4 Registration Statement Form. Any Registration Statement filed pursuant to Section 2.1 or Section 2.2 shall be filed on (a) Form S-3, if Cipher is then eligible to file a Registration Statement on Form S-3 with respect to the registration of the Registrable Securities (pursuant to the General Instructions to Form S-3) (“S-3 Eligible”), which Form S-3 shall be filed as an automatically effective Registration Statement if Cipher is eligible for such filing, or (b) any other appropriate form under the Securities Act for the type of offering contemplated by a Subscriber, if Cipher is not then S-3 Eligible. If any Registration Statement filed pursuant to Section 2.1 or Section 2.2 is not filed on a Form S-3 because Cipher is not S-3 Eligible, then Cipher shall use reasonable best efforts to convert any such filed Registration Statement to a Form S-3 Registration Statement as soon as reasonably practicable after Cipher is eligible to use Form S-3; provided that Cipher shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

2.5 Restrictions on Registration Rights. If (i) during the period starting with the date thirty (30) days prior to Cipher’s good faith estimate of the date of the filing of, and ending on a date sixty (60) days after the effective date of, a Cipher initiated Registration and provided that Cipher has delivered written notice to the Subscribers prior to receipt of a Takedown Request pursuant to subsection 2.1.1 or Demand Registration pursuant to subsection 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (ii) the Subscribers have requested an Underwritten Registration and Cipher and the Subscribers are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (iii) in the good faith judgment of the Board such Registration would be seriously detrimental to Cipher and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case Cipher shall furnish to the Subscribers a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to Cipher for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, Cipher shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that Cipher shall not defer its obligation in this manner more than once in any 12-month period.

2.6 Waiver and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. If at any time on or after the date the date hereof Cipher is required to effect the Registration of Registrable Securities, Cipher shall use commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Cipher shall, as expeditiously as reasonably possible:

3.1.1 prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the majority in interest of the Subscribers with Registrable Securities, or any Underwriter of Registrable Securities, the sale of which is registered on such Registration Statement or as may be required by the rules, regulations or instructions applicable to the registration form used by Cipher or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, the Subscribers with Registrable Securities covered by the Registration Statement and their respective legal counsels, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters, the Subscribers and their legal counsel may request in order to facilitate the disposition of the Registrable Securities owned by the Subscribers;

3.1.4 prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Subscribers of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to the Subscribers that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Cipher and do any and all other acts and things that may be necessary or advisable to enable the Subscribers of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Cipher shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Cipher are then listed;

3.1.6 provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise the Subscribers with Registrable Securities covered by a Registration Statement, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to the Subscribers with Registrable Securities covered by such Registration Statement or Prospectus and their counsel;

3.1.9 promptly notify the Subscribers at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the participating Subscribers (such representative to be selected by a majority-in-interest of the participating Subscribers), the Underwriters, if any, and any attorney or accountant retained by the participating Subscribers or Underwriters to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause Cipher’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representative or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to Cipher, prior to the release or disclosure of any such information and provided further, Cipher may not include the name of any Subscriber or Underwriter or any information regarding any Subscriber or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of such Subscriber or Underwriter and providing such Subscriber or Underwriter a reasonable amount of time to review and comment on such applicable document, which comments Cipher shall include unless contrary to applicable law;

3.1.11 obtain a “cold comfort” letter from Cipher’s independent registered public accountants in the event of an Underwritten Registration which the participating Subscribers may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to the participating Subscribers;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, in the event of an Underwritten Registration, obtain an opinion, dated such date, of counsel representing Cipher for the purposes of such Registration, addressed to the Underwriters, the placement agent or sales agent, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Underwriters may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to the Underwriters, placement agent or sales agent;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Cipher’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission); and

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $15,000,000, use its reasonable efforts to make available customary management presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Subscribers, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by Cipher; provided, however, that, in any twelve (12) month period, Cipher shall not be required to pay for more than one (1) registration proceeding begun pursuant to Section 2.2 or more than one Takedown Prospectus Supplement pursuant to subsection 2.1.1 by the Subscribers if the registration request is subsequently withdrawn at the request of the Subscribers. Any Registration Expenses of Registrations not borne by Cipher pursuant to the immediately preceding sentence shall be borne by the Subscribers pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration. It is acknowledged by the Subscribers that the Subscribers shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Subscribers.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of Cipher pursuant to a Registration initiated by Cipher hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by Cipher and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from Cipher that a Registration Statement or Prospectus contains a Misstatement, the Subscribers shall forthwith discontinue disposition of Registrable Securities until they have received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Cipher hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until they are advised in writing by Cipher that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require Cipher to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to Cipher for reasons beyond Cipher’s control, Cipher may, upon giving prompt written notice of such action to the Subscribers, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) consecutive days, determined in good faith by Cipher to be necessary for such purpose; provided, however, that Cipher may not invoke this right more than once in any 12-month period. In the event Cipher exercises its rights under the preceding sentence, the Subscribers agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. Cipher shall immediately notify the Subscribers of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations. As long as any Subscriber shall own Registrable Securities, Cipher, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Cipher after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Subscribers with true and complete copies of all such filings. Cipher further covenants that it shall take such further action as the Subscribers may reasonably request, all to the extent required from time to time to enable the Subscribers to sell shares of Cipher Common Stock held by such Subscriber without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission, to the extent such rule or such successor rule is available to Cipher), including providing any customary legal opinions. Upon the request of the Subscribers, Cipher shall deliver to the Subscribers a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Subsequent Registration Rights. From and after the date of this Agreement, Cipher shall not, without the prior written consent of the Subscribers then holding a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of Cipher that (i) would allow such holder or prospective holder to include such securities in any Registration Statement unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such Registration Statement only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Subscribers that are included in such Registration Statement; or (ii) otherwise provide any such holder or prospective holder of securities of Cipher with rights which conflict with or impair the registration rights granted to the Subscribers hereunder.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 In the event any Registrable Securities are included in any Registration Statement under this Agreement, Cipher agrees to indemnify, to the extent permitted by law, each Subscriber, each of its officers and directors and persons who control such Subscriber (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Cipher by such Subscriber expressly for use therein. Cipher shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Subscribers. Notwithstanding the foregoing, the indemnity agreement contained in this Section 4.1.1 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Cipher, which consent shall not be unreasonably withheld, conditioned, or delayed.

4.1.2 In connection with any Registration Statement in which a Subscriber is participating, such Subscriber shall furnish to Cipher in writing such information and affidavits as Cipher reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Cipher, its directors and officers and agents and each person who controls Cipher (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Subscriber expressly for use therein. Each Subscriber of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of Cipher. For the avoidance of doubt, the obligation to indemnify pursuant to this Section 4.1.2 shall be several, not joint and several, among the Subscribers, and the total indemnification liability of each Subscriber under this Section 4.1.2 shall be in proportion to and limited to the net proceeds received by such Subscriber from the sale of Registrable Securities pursuant to the applicable Registration Statement.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party’s ability to defend such action) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld conditioned, or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement (a) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or (b) includes an admission of fault, culpability or a failure to act by or on behalf of the indemnified party.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. Cipher and each Subscriber of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Cipher’s or the Subscribers’ indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Subscriber under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by the Subscribers in such offering giving rise to such liability except in the case of fraud or wilful misconduct by the Subscribers. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with Section 8(m) of the Subscription Agreement.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of Cipher hereunder may not be assigned or delegated by Cipher in whole or in part, other than to any successor of Cipher, whether by merger, acquisition, reorganization or otherwise. In the event Cipher engages in a merger or consolidation in which the Cipher Common Stock is converted into securities of another company, Cipher will use its reasonable best effort to make appropriate arrangements so that the registration rights provided under this Agreement continue to be provided to the Subscribers by the issuer of such securities. To the extent such new issuer, or any other company acquired by Cipher in a merger or consolidation, was bound by registration rights that would conflict with the provisions of this Agreement, Cipher will use its reasonable best efforts to modify any such “inherited” registration rights so as not to interfere in any material respects with the rights provided under this Agreement, unless otherwise agreed by the Subscribers then holding a majority of the Registrable Securities.

5.2.2 No Subscriber may assign or delegate rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Subscriber, which, prior to the expiration of the Lock-Up Period (as defined in the Subscription Agreement), may only be to a Subsequent Transferee (as defined in the Subscription Agreement) in accordance with Section 5.1(a) of the Subscription Agreement, but only if such transferee assumes such Subscriber’s rights and obligations under this Agreement upon its, his or her execution and delivery of a joinder agreement, in form and substance reasonably acceptable to Cipher agreeing to be bound by the terms and conditions of this Agreement as if such person were a Subscriber party hereto; whereupon such person will be treated for all purposes of this Agreement, with the same rights, benefits and obligations hereunder as the Subscribers with respect to the transferred Registrable Securities.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Subscribers, which shall include Subsequent Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Cipher unless and until Cipher shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Cipher, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

5.4 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.5 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law, provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each party hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with this Section 5.5 or in such other manner as may be permitted by applicable law, that such process may be served in the manner of giving notices in Section 5.1 and that nothing in this Section 5.5 shall affect the right of any party to serve legal process in any other manner permitted by applicable law, (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware (the “Chancery Court”) and any state appellate court therefrom located within the State of Delaware (or, only if the Chancery Court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in the event any dispute or controversy arises out of this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any order in respect thereof, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Chancery Court and any state appellate court therefrom located within the State of Delaware (or, only if the Chancery Court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (v) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, and (vi) agrees that it will not bring any action or proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the aforesaid courts. Each party hereto agrees that a final order in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the order or in any other manner provided by applicable law.

5.6 Waiver of Trial by Jury. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF EACH SUBSCRIBER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.7 Entire Agreement. This Agreement and the Subscription Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

5.8 Amendments and Modifications. Upon the written consent of Cipher and the Subscribers then holding a majority of the Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified. No failure or delay on the part of the Subscribers or Cipher in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of the Subscribers or Cipher. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. Any amendment, termination, or waiver effected in accordance with this Section 5.8 shall be binding on each party hereto and all of such party’s successors and permitted assigns, regardless of whether or not any such party, successor or assignee entered into or approved such amendment, termination, or waiver.

5.9 Term. This Agreement shall terminate upon the earlier of (i) the sixth (6th) anniversary of the date of this Agreement or (ii) as to any Subscriber, the date as of which such Subscriber ceases to hold any Registrable Securities (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission). The provisions of Section 3.5 and Article IV shall survive any termination.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

CIPHER MINING INC.

By:	/s/ William Iwaschuk
Name: William Iwaschuk
Title: Co-President, Chief Legal Officer and Corporate Secretary

[Signature Page to Registration Rights Agreement]

SOFTBANK:

STAR BEACON LLC

By:	/s/ Kiran Kazmi
Name: Kiran Kazmi
Title: Manager

[Signature Page to Registration Rights Agreement]